UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[ ] Preliminary Proxy Statement
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[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

GENESIS BIOVENTURES, INC.
(Name of Registrant as Specified In Its Charter)

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GENESIS BIOVENTURES, INC
10940 WILSHIRE BLVD., SUITE 600
LOS ANGELES, CA 90024
(310) 443-4102

August 3, 2007

Dear Fellow Stockholders:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Genesis Bioventures, Inc. (“Genesis”) to be held at 9:00 a.m. PDT on Wednesday September 12, 2007, at the Holiday Inn in Long Beach located at 1133 Atlantic Ave, Long Beach, CA 90813.  You will find directions to the meeting on the back cover of the accompanying Proxy Statement.

The Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting.  We will also report on matters of interest to Genesis stockholders.

Your vote is important.  Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote so that yours shares will be represented and voted at the meeting.  You may vote by a toll-free telephone number, the internet or by proxy by completing and mailing the enclosed card in the return envelope provided.  IF you do not vote by one of the methods described above, you still may attend the Annual Meeting and vote in person.

Thank you for your continued support of Genesis Bioventures, Inc.

Sincerely,

/s/ Douglas Lane

______________________

Douglas Lane

Chief Executive Officer and Chairman

GENESIS BIOVENTURES, INC
10940 WILSHIRE BLVD., SUITE 600
LOS ANGELES, CA 90024
(310) 443-4102

NOTICE OF MEETING OF SHAREHOLDERS PURSUANT TO ARTICLE II SECTION 4 OF THE BYLAWS

August 3, 2007

Notice is hereby given that the 2007 Annual Meeting of Stockholders of Genesis Bioventures, Inc. will be held as follows:

DATE:

Wednesday, September 12, 2007

TIME:

9:00 a.m. Pacific Daylight Time

LOCATION:

Holiday Inn in Long Beach located at 1133 Atlantic Ave, Long Beach, CA 90813.

PURPOSE:

To consider and act upon the following proposals:

1.

To elect six board of director members to hold office until the 2008 Annual Meeting or until their successors are elected and qualified.

2.

The ratification of the selection of the Company’s independent registered public accounting firm, Jaspers and Hall, P.C.

3.

To Approve the Company’s Reincorporation from New York to Nevada.

4.

Amendment to the Certificate of Incorporation to Change Corporate Name.

5.

To Authorize a Reverse Stock Split of the Company’s Common Stock in the Range of 7:1 to 20:1, as Determined in the Sole Discretion of Our Board of Directors; and

6.

To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 200,000,000.

7.

To approve the 2007 Consultant Stock Plan.

8.

To Consider Other Matters that Properly may Come Before the Meeting or any Adjournment thereof

Shares represented by properly executed proxies that are hereby solicited by the Board of Directors of Genesis will be voted in accordance with the instructions specified therein.  Shares represented by proxies that are not limited to the contrary will be voted in favor of the proposed actions.

Shareholders of record as of the close of business on August 8, 2007, are entitled to vote at the meeting or any postponement or adjournment thereof.

By order of the Board of Directors

August 3, 2007

/s/ Jeffrey Conrad

_____________________________
Jeffrey Conrad

Corporate Secretary and Director

It is important that your shares be represented and voted whether or not you plan to attend the meeting.

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

GENESIS BIOVENTURES, INC
10940 WILSHIRE BLVD., SUITE 600
LOS ANGELES, CA 90024

Wednesday, September 12, 2007

GENERAL INFORMATION

PROXY SOLICITATION

These proxy materials are being mailed or otherwise sent to stockholders of Genesis Bioventures, Inc. (“Genesis” or the “Company”) on or about August 15, 2007 in connection with the solicitation of proxies by Genesis’ Board of Directors (the “Board of Directors” or the “Board”) for the Annual Meeting of Stockholders of Genesis to be held at 9:00 a.m. PDT on Wednesday, September 12, 2007 at the Holiday Inn in Long Beach located at 1133 Atlantic Ave, Long Beach, CA 90813. Directors, officers and other Genesis employees also may solicit proxies by telephone or otherwise, but will not receive compensation for such services. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed by Genesis for their reasonable expenses.

HOW TO VOTE

Stockholders of record described below may cast their votes by proxy by:

 1.

By Mail.

Properly return your signed and dated proxy/voting instruction card in the enclosed  postage-paid envelope we have provided or to Genesis Bioventures, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

2.

By Telephone.

Please refer to your individual proxy card for the telephone number.

3.

By Internet.

Access “www.proxyvote.com” and follow the on-screen instructions.

4.

In Person.

You may attend the Annual Meeting and vote in person.

STOCKHOLDERS ENTITLED TO VOTE

The close of business on August 8, 2007 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on August 8, 2007 there were 89,888,853 shares of Common Stock outstanding.  Each share of common stock is entitled to one vote. With respect to all matters that will come before the Meeting, each stockholder may vote shares registered in his or her name on the record date.

MAILING OF PROXY STATEMENT AND PROXY

This Proxy Statement and the accompanying Proxy and the Company’s Annual Report on Form 10-KSB will be mailed on or about August 15, 2007, to all stockholders entitled to notice of and to vote at the Meeting.

QUORUM

The holders of one-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.  If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.  If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

VOTES REQUIRED FOR ELECTION OF DIRECTORS

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes “WITHHELD” with respect to the election of directors will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting but will have no other legal effect upon election of directors. You may not cumulate your votes for the election of directors.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the meeting is required for the election of directors.  This means that the six nominees receiving the highest number of “For” votes will be elected as directors.

VOTE REQUIRED FOR ALL PROPOSALS 2-7

The affirmative vote of the holders of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required to approve proposals 2-7

For Proposals 2-7, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

RETURNED PROXY CARDS THAT DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by the stockholder. If you sign and return your proxy card and no instructions are indicated, the shares will be voted as recommended by the board of directors.   Thus, your proxy will be voted "For All Nominees" and “For” with respect to Proposals 2-7.

BROKER NON-VOTES

If you hold your shares of common stock in "street name," that is, through a broker, bank or other representative, you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors. With respect to a non-routine matter, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, "broker non-votes" will have no effect on the outcome of the vote for Proposal 2-7.

REVOCATION OF PROXIES

A proxy may be revoked at any time before it is voted by delivering written notice of revocation to the Corporate Secretary of Genesis at the address set forth above, by delivering a proxy bearing a later date or by voting in person at the meeting.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented at the meeting other than those set forth in the accompanying notice. If any other matters properly come before the meeting, the persons named in the proxy will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Additional information regarding the Company appears in our Annual Report on Form 10-KSB for the year ended December 31, 2006, which accompanies this Proxy Statement.

OWNERSHIP OF GENESIS COMMON STOCK

Security  Ownership  Of  Certain Beneficial Owners And Management

The  following  table  sets  forth certain information concerning the beneficial ownership  of  our outstanding classes of stock as of August 8, 2007, by each person  known  by us to (i) own beneficially more than 5% of each class, (ii) by each  of  our  Directors  and  Executive Officers and (iii) by all Directors and Executive  Officers  as  a  group.  Unless  otherwise  indicated  below,  to our knowledge,  all  persons listed below have sole voting and investment power with respect  to  their shares of common stock except to the extent that authority is shared  by  spouses  under  applicable  law.

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
The Lutz Family Trust	5,219,320	5.9%
Victor Voebel, Jr.	6,601,379	7.4%
Douglas Lane, CEO and Chairman (3)	5,861,256	6.6%
eFund Capital Management, LLC (4)	12,015,333	13.6%
Beneficial Owners as a Group	29,697,288	33.7%

(1).  As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2).  Figures are rounded to the nearest tenth of a percent.

(3).  On April 3, 2006 we entered into a non-employee Interim Chief Executive Officer Agreement with Experigen Management, whereby Douglas C. Lane is the President of Experigen.  Pursuant to this agreement, we agreed to issue 1,229,092 shares of our common stock and  two warrants for a total of 3,072,732 shares of our common stock to Experigen Management.  Mr. Lane has sole voting power over the shares issued to Experigen Management.

(4) On June 20, 2007 we entered into a consulting agreement with eFund Capital Management, LLC. eFund Capital Management, LLC is a private equity firm managed by Barrett Evans and Jeffrey Conrad. Pursuant to the agreement we agreed to issue eFund a convertible preferred series of stock, Series C,  that at the time of conversion converts into 10% of our outstanding common stock. Mr. Evans and Mr. Conrad have voting power over the shares issued to eFund.  Furthermore, eFund Capital Management has a $250,000 Convertible Debenture with the Company which if converted on the date hereof eFund would receive 3,906,250 shares of common stock and eFund received 500,000 shares for entering into the Convertible Debenture Agreement.

PROPOSAL ONE
PROPOSAL TO ELECT DIRECTORS TO THE BOARD OF DIRECTORS

Our Directors are elected annually. At each Annual Meeting of Stockholders, our directors are elected for a term set in accordance with our By-Laws, or until the directors’ successors are duly elected and qualified. The Directors elected at this Meeting will be elected to serve as set forth in the By-Laws. The Board of Directors has designated as director nominees:

Douglas Lane

Barrett Evans

Jeffrey Conrad

Jonathan Atzen

Robert Lutz

Victor Voebel

All of the nominees for election have consented to being named in this Proxy Statement and to serve if elected.  In the event that any nominee shall become unable or unwilling to serve, the persons acting under the proxy may vote the proxy for the election of a substitute. Biographical information for each of the nominees as of August 8, 2007, is presented below.

NOMINEES FOR DIRECTORS

Douglas C. Lane,57, currently is the President and Founder of Experigen Management Company, which provides professional management and interim senior executive management services to small cap and micro cap public and private technology and biotechnology companies.  Mr. Lane has over 30 years experience in the biotechnology industry ranging from his clinical laboratory experience to serving in executive positions for various biotech companies.  Prior to founding Experigen in 2005, Mr. Lane served as the President, Chief Executive Officer, Chairman and Director of ViaLogy Corp. from 2001 to 2005.  Mr. Lane helped ViaLogy from its initial application to revenue production based on complex technology and an IP portfolio with no Prior Art patents.  From 1999-2001 Mr. Lane was a Principal at Interhealth Development Company where he assisted in developing life science technology business in the United States as well as Europe.  Mr. Lane also gained experience in Business Development through his many years as a Director of Business Development at SmithKline Beecham Clinical Labs and SmithKline Beecham Pharmaceuticals Research and Development between the years of 1987-1994.  During his time at SmithKline’s Clinical Labs he performed mergers and acquisitions and business development projects for diagnostic and genomic technology platforms.  While at SmithKline’s Pharmaceuticals Research and Development, Mr. Lane managed business initiatives in genomic drug discovery, including the joint venture with Human Genome Sciences and The Institute for Genomic Research.  Mr. Lane has a degree in Psychology from the University of Southern California, a degree in Microbiology and Biochemistry from California State University, Chico, and a MBA in Finance from Golden Gate University.

Barrett Evans, 35, has been a director of ours since June of 2007.  Mr. Evans is eFund Capital Management’s managing partner.  He began his career with Cruttenden Roth, a California regional emerging growth focused investment bank.  He has significant relationships with institutional investors in private equity and debt offerings and has engaged in all facets of investment banking from private debt and equity financing to Initial Public Offerings, retail brokerage and institutional trading, Mezzanine financing and bridge capital.  Mr. Evans is a graduate of the University of California, Santa Barbara.

Mr. Jeffrey Conrad, 34, has been a director of ours since June of 2007 and currently serves as the Secretary of the Company.  Mr. Conrad is a securities attorney and partner in eFund Capital Management, LLC.  He has accumulated successful experience in all facets of investment banking including portfolio management, mergers and acquisitions, financial analysis, and legal analysis.  He was formerly with Gibson, Dunn and Crutcher and Universal Pictures.  Mr. Conrad is a graduate of the University of California, Los Angeles and received his Juris Doctorate degree from Loyola Law School.

Jonathan F. Atzen, 42, currently serves a Director.  Additionally, Mr. Atzen serves as the Senior Vice President and General Counsel of Advanced Cell Technology, Inc., which is a biotechnology company, focused on developing and commercializing human stem cell technology and is a publicly traded company quoted on the OTC Bulletin Board.  Mr. Atzen joined Advanced Cell Technology in January 2005.  In addition to his position at Advanced Cell Technology, Mr. Atzen currently serves as a Venture Partner and Corporate Counsel of Anthem Venture Partners.  Prior to joining Advanced Cell Technology, from May 2003 through January 2005, Mr. Atzen was an attorney at Heller Ehrman/Venture Law Group.  Mr. Atzen has worked as a corporate/securities attorney since 1991 and for other larger international law firms, the most recent being Morrison & Foerster LLP from September 1999 to May 2003.  Prior to working at Morrison & Foerster LLP, Mr. Atzen worked at other law firms such as McDermott, Will & Emery and Brobeck, Phleger & Harrison LLP.

His corporate practice has focused on the representation of emerging growth and established technology companies in such industries as life sciences, semiconductors, wireless communications, software and alternative energy technologies.  Mr. Atzen has provided general corporate counsel to public companies with respect to securities offerings, including initial public offerings, secondary offerings, PIPEs and spin-offs, and reporting and compliance matters under the Securities Exchange Act of 1934.  Mr. Atzen also has experience in public and private company mergers and acquisitions.  He received his B.A. degree in economics from the University of California at Santa Barbara and his J.D. from Loyola Law School.

Mr. Robert Lutz, 71, has spent most of the last 30 years as a senior executive officer, founder and private investor in several companies. Prior to his retirement, Mr. Lutz had a successful career in industrial engineering and was with The General Electric Company from 1960 through 1968 and various other start-up companies in the computer industry. In 1975, Mr. Lutz founded Continental Circuits Corp where he served as the CEO, President, and Chairman of the Board. Mr. Lutz resigned from those positions after the company’s public offering in 1995. Currently, Mr. Lutz is the largest investor and shareholder of the Registrant and has previously served as a Director of the Registrant from 2001 through 2005.

Mr. Victor Voebel, Jr.,59, since retiring from executive positions, well over 10 years ago, has acted as a private investor in companies. Mr. Voebel received a BBA from Southwestern Texas State University in 1970 and then spent the next 20 years a senior executive sale and marketing professional at several biomedical and medical device companies. During this time period Mr. Voebel worked at Hydrocurve Soft Lense and Cilco. Currently, Mr. Voebel is the Registrant’s second largest investor and shareholder.

LIMITATION OF LIABILITY OF DIRECTORS

So far as permitted by law, our Certificate of Incorporation and By-Laws of GBI provide that the Company will indemnify our directors and officers against expenses and liabilities they incur to defend, settle or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or to have engaged in willful misconduct.  As a result of such provisions, shareholders may be unable to recover damages against the directors and officers of the Company for actions taken by them which constitute negligence or a violation of their fiduciary duties.  This may reduce the likelihood of  shareholders instituting derivative litigation against  directors  and  officers and may discourage  or  deter  shareholders from suing directors, officers, employees and agents of the Company for breaches of their duty of care, even though such action, if successful, might otherwise benefit the  Company and its shareholders.

ELECTION OF DIRECTORS AND OFFICERS

Each director holds office until our annual meeting of shareholders and until his/her successor is duly elected and qualified.  Officers are elected by the Board of Directors and hold office at the discretion of the Board of Directors.

No Executive Officer or Director of the Corporation has been the subject of any Order, Judgment, or Decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Corporation has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

MEETINGS OF THE BOARD OF DIRECTORS

From April 20, 2006 until December 19, 2006, the board held a total of 14 meetings. None of our directors attended less than 90% of the meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, generally requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (10% owners) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.  During preparation of this filing, we discovered that the reports required by Section 16(a) were not filed in connection with the securities issuances to our officers and directors during fiscal 2006.

CODE OF ETHICS

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•

Compliance with applicable governmental laws, rules and regulations;

•

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•

Accountability for adherence to the code.

We adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our officers and directors serve in all the above capacities.  We will provide an electronic or paper copy of the code of ethics free of charge, upon request made to the Company.  If any substantive amendments are made to the written code of ethics, or if any waiver (including any implicit waiver) is granted from any provision of the code to our Chief Executive Officer, Chief Financial Officer or Corporate Controller, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

EXECUTIVE COMPENSATION

The following table sets forth for fiscal 2006 the compensation, in compliance with the reporting requirements of the SEC, for our Principal Executive Officer and for each of our two most highly compensated executives other than our Principal Executive Officer during fiscal 2006.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Douglas C. Lane, CEO and/or Principal Executive Officer, Director	2006	$166,000 (2)	$0	$454,764(2) (3)	$391,653 (2)	$0	$0		$$0
E. Greg McCartney Former Chief Executive Officer and Director (3)	2006 2005	$132,000
Lawrence J. Pasemko, Executive Vice President	2006 2005	$120,000

(1)

The amounts shown in these columns reflect the expense recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R.  The assumption used in calculating these amounts are set forth in Note 9 to our Financial Statements, which is located in our Annual Report on Form 10-KSB for the fiscal year 2006.

(2)

Mr. Lane received compensation pursuant to the Experigen Management Consulting agreement, which was signed in November 2005 and continued through April 2006.  Pursuant to this agreement, Experigen received $30,000.  A non-employee agreement was signed with Experigen Management in April 2006 of which Mr. Lane was entitled to receive cash compensation of $136,000 for the remainder of 2006.  As of December 31, 2006, Experigen had received $96,000 pursuant to this agreement.  In addition to the cash compensation, Experigen was entitled to receive 1,229,092 shares of our common stock and warrants to purchase up to 3,072,732 shares of our common stock at an exercise price of $0.10 per share.

(3)

Mr. Lane received 209,602 shares as compensation for his services as a member of the board of directors.

(4)

Mr. McCartney tendered his resignation as our Chief Executive Officer, President and Chairman of the Board upon the filing of the 2005 10-KSB.  Mr. McCartney remained as a director of the Company until June 22, 2006.

COMPENSATION PHILOSOPHY

The board of director’s is responsible for discharging responsibilities relating to the compensation of our non-management directors and executive officers. The board reviews and approves the compensation of the named executive officers to ensure that they are compensated in a manner consistent with our compensation philosophy, policies, and objectives. The primary objectives of our compensation program are to:

•

Provide fair, competitive compensation to the Named Executive Officers and other employees;

•

Attract the talent necessary to achieve the Company’s business objectives;

•

Retain the Named Executive Officers and other employees by instilling a long-term commitment to the Company and its stockholders; and

•

Develop a sense of Company ownership and align the interests of the Named Executive Officers and other employees with stockholder interests.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

We entered into 3 year employment agreements with our former executives and directors, Messrs. E. G. McCartney, Chairman, Larry Pasemko, Executive Vice-President, T.J. Louis McKinney, Chief Financial Officer on January 1, 2005.  These agreements contained confidentiality clauses and provided for early termination for change in control or relocation of the Company’s principal offices.  As a result of the Company’s reorganization and relocation, Mr. McKinney, Mr. Pasemko, and Mr. McCartney all resigned during the second quarter of 2006.  Pursuant to the agreements, if the Company terminates the agreement(s) without cause upon or in connection with relocation of the Company’s principal offices, the following terms would be enacted:

(a)

in consideration of the amounts paid and/or payable pursuant to Termination Without Cause, the individual agrees to be available to the Company to perform consulting services at appropriate fees (to be determined) when called upon, from time to time during the Severance Period, including travel to locations as determined by the Company, up to a maximum of seventy-five (75) hours per calendar month.

(b)

in addition to the amounts paid and/or payable under Termination Without Cause clause, the individual shall be entitled to reimbursement for expenses incurred in furtherance of consulting services performed by the Consultant pursuant to Subsection (a) above, including all expenses relating to required or requested travel (including travel costs, accommodation and meals),

(c)

the Company shall reimburse the individual for expenditures approved by the Company in his performance of duties on behalf of the Company.

As a result of these terminations, we entered into “Termination and Convertible Promissory Notes” with three former officers, whereby we agreed to pay severance in the total amount of $24,000 per month for a period of 12 months.  Pursuant to these notes, we agreed to accrue interest at a rate of 6% per annum and the notes will mature as of April 1, 2007.  Each note is convertible into shares of our common stock.  As of December 31, 2006, we had accrued balance of $240,000 under these notes.

As a result of the former executives’ termination and relocation of the Company, on April 3, 2006 we entered into a non-employee Interim Chief Executive Officer Engagement letter with Experigen Management, whereby Douglas C. Lane, the President of Experigen, agreed to perform the services of our Interim Chief Executive Officer for a term of 18 months.  Upon certain criteria being fulfilled a full time employee agreement will be entered into between us and Douglas C. Lane to serve as the CEO.

The material terms of Experigen’s current agreement are as follows:

•

Genesis Bioventures agreed to pay Experigen $17,000 per month for the term of the Interim CEO agreement.

•

Genesis Bioventures agreed to issue Experigen 1,229,092 shares of common stock and warrants to purchase 3,072,732 shares of common (which collectively equal approximately 7% of Genesis Bioventures’ common stock on a fully diluted basis as of March 31, 2006), in accordance with following:

o

One stock certificate for 1,229,092 shares of Genesis Bioventures’ common stock;

o

One warrant to purchase 1,536,366 shares of Genesis Bioventures’ common stock at a price of $0.10 per share, exercisable for five years;

o

A second warrant to purchase 1,536,366 shares of the Genesis Bioventures’ common at a price of $0.10 per share, exercisable for five years.

•

In the event the Agreement is voluntarily terminated by Mr. Lane, all shares of common stock and warrants granted under the Agreement shall be returned to Genesis Bioventures and immediately cancelled.

•

In the event of a transaction involving a Change in Control, as defined in the Agreement, which transaction results in the receipt by Genesis Bioventuers’ shareholders of consideration with a value representing a significant premium over the price per share of Genesis Bioventures’ stock, Experigen shall be paid a Transaction Bonus Fee to be determined by the Board of Directors.  In addition, Experigen shall be paid a Transaction Bonus of 1.5% of the associated value of a transaction approved by the Board of Directors which is not a Change in Control Transaction, but which, nonetheless, involves a significant change in the ownership of Genesis Bioventures or the composition of the Board of Directors, and which results in significant additional value for Genesis Bioventures’ shareholders, or which results in significant value for Genesis Bioventures’ shareholders.

•

If a fulltime employment agreement is not entered into between Genesis Bioventures and Mr. Lane by September 30, 2007, or termination of the current agreement occurs without cause, Genesis Bioventures agrees to pay Experigen an engagement termination fee of $204,000.

•

In the event the agreement is not terminated because of a Change in Control, as defined in the Agreement, Experigen shall retain 100% of the stock and warrants granted under the Agreement.

EQUITY AWARDS

Name	# of Securities Underlying Unexercised Options Exercisable	# of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	# of Shares of Stock that have not vested	Market Value of Shares of Stock that have not vested	Equity Incentive Plan Awards: # unearned shares that have not vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that have not vested
Douglas C. Lane Principal Executive Officer	319,420 319,420 1,536,366 (see previous paragraph) 1,536,366			$0.10 $0.20 $0.10 $0.10	11/04/10 11/04/10 04/03/11 04/03/11
E. Greg McCartney, Former Chief Executive Officer (1)

(1)

Mr. McCartney tendered his resignation as our Chief Executive Officer, President and Chairman of the Board upon the filing of the 2005 10-KSB.  Mr. McCartney remained as a director of the Company until June 22, 2006.

STOCK OPTIONS PLANS

In 1998, we adopted a stock option plan, “Year 1998 Stock Option Plan”, which authorized 650,000 shares of common stock be available for granting of options.  On September 28, 1999, we increased the authorized to 930,000 shares.

During fiscal year 2000, we adopted a stock option plan, “Year 2000 Stock Option Plan”, which authorized 500,000 stock options to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees, consultants, directors, and other who materially contribute to our success and profitability.  We also adopted a new stock option plan in fiscal year 2001, “Year 2001 Stock Option Plan” that authorizes the issuance of 2,000,000 stock options to officers, directors, employees and consultants to acquire shares of our common stock.

The Board of Directors determines the terms of the options granted, including the number of options granted, the exercise price and the vesting schedule.  The exercise price for the stock options shall not be less than the fair market value of the underlying stock at the date of grant, and have terms no longer than ten (10) years from the date of grant.

On April 7, 2003, we repriced all stock options issued to officers, directors and employees to be exercisable at the then fair value of our common stock of $0.48 per share.  We are required to account for the repricing of stock options using variable accounting from the date of modification.  Any increase in the intrinsic value of the repriced options will decrease reported earnings, and any subsequent decrease in intrinsic value will increase reported earnings, except that the intrinsic value can never be less than zero.  There is a potential for a variable non-cash charge in each reporting period until all of our repriced stock options are exercised, forfeited or expire.

DIRECTOR COMPENSATION

Director Compensation
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Douglas C. Lane	$	$	$	$	$	$	$
Jonathan Atzen	$15,500	$26,000	$	$	$	$	$
Dr. Ian B. Woods	$	$	$	$	$	$	$
Antony Dyakowski	$		$$6,263	$	$	$	$

Each member of the GBI’s Board of Directors are entitled to cash compensation of $1,500 per month or the equivalent of $2,250 per month if paid in stock.  As a result of limited cash resources, GBI opted to compensate most of the directors for their services in shares of our common stock.  Therefore, Messrs Lane, Woods and Dyakowski received 109,602 shares for their services during the 2006 year.  In addition to the monthly compensation for each director, we issued to Messrs. Lane, Woods and Dyakowski a retainer of 100,000 shares of our common stock for the 2006 year.  When Mr. Atzen joined our board of directors we agreed to issue 100,000 shares as a retainer for his services plus a cash compensation of $15,500.

RELATED PARTY TRANSACTIONS

E. Greg McCartney

We signed a consulting agreement with Aspenwood Holdings, Inc., which Mr. McCartney was the President.  Pursuant to the agreement with Aspenwood, Mr. McCartney operated as our Chief Executive Officer.  As a result of our reorganization and relocation of our operations, Mr. McCartney tendered his resignation and terminated the agreement with Aspenwood Holdings upon the filing of the 2005 10-KSB.

T.J. Lou McKinney

We signed a consulting agreement with No. 134 Corporate Ventures (“Corporate Ventures”), which Mr. McKinney was the President.  Pursuant to the agreement with Corporate Ventures, Mr. McKinney operated as our Chief Financial Officer.  Upon our decision to reorganize and relocate our operations, Mr. McKinney submitted his resignation as our Chief Financial Officer and terminated the agreement with Corporate Ventures on March 31, 2006.

Lawrence Pasemko

We signed a consulting agreement with 553867 BC Ltd (“BC”), which Mr. Pasemko was the President.  Pursuant to the agreement with BC, Mr. Pasemko operated as our Executive Vice President.  Upon our decision to reorganize and relocate our operations, Mr. Pasemko submitted his resignation as our Executive Vice President and terminated the agreement with BC on March 31, 2006.

During the first quarter of 2006, we borrowed $165,000 from Messrs. McCartney, McKinney and Pasemko at a rate of 6% per annum.  The notes matured as of June 30, 2006 and we had made principal payments of $27,000.  Currently, we owe $138,000 under these notes and are accruing interest at the default rate of 10%.

Douglas C. Lane

On April 3, 2006 we entered into a non-employee Interim Chief Executive Officer Engagement letter with Experigen Management, whereby Douglas C. Lane, the President of Experigen, agreed to perform the services of our Interim Chief Executive Officer for a term of 18 months.  Upon certain criteria being fulfilled a full time employee agreement will be entered into between us and Doug C. Lane to serve as the CEO.  Pursuant to the agreement, we agreed to pay Experigen $17,000 per month for the term of the Interim CEO agreement.  Additionally, we agreed to issued Experigen 1,229,092 shares of common stock and warrant to purchase 3,072,732 shares of common stock.  A more detailed description of the agreement terms is described above under executive compensation.

NOMINATING COMMITTEE

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee.  Generally, nominees for directors are identified and suggested by the members of the board or management using their business networks. The board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future.  We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

COMPENSATION COMMITTEE

We currently do not have a compensation committee of the board of directors. However, the board of directors may establish a compensation committee once the company is no longer in its development stage, which would consist of inside directors and independent members.  Until a formal committee is established, our Board of Directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation and loans.

AUDIT COMMITTEE

In May 2005, we established and appointed a member of the Board to the Audit Committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934.  Mr. Dyakowski agreed to Chair the Audit Committee upon joining the Board of Directors.  The AMEX Company Guide requires the establishment of an Audit Committee, whereby a majority of the committee must qualify as independent director for small business issuers as defined by Section 121(b)(2)(c) and Section 10A(m) of the Securities Exchange Act of 1934, and Rule 10A-3 thereunder.  As a result of no longer being listed on the AMEX and due to a small number of personnel we no longer have an audit committee.  Instead during the 2006 year, our Board of Directors, performed some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

PROCEDURE FOR NOMINATING DIRECTORS

The board does not have a written policy or charter regarding how director candidates are evaluated or nominated for the board. Additionally, the board has not created particular qualifications or minimum standards that candidates for the board must meet. Instead, the board considers how a candidate could contribute to the company’s business and meet the needs of the company and the board.

The board will consider candidates for director recommended by our shareholders. Candidates recommended by shareholders are evaluated with the same methodology as candidates recommended by management or members of the board. To refer a candidate for director, please send a resume or detailed description of the candidate’s background and experience with a letter describing the candidate’s interest in the company to 10940 Wilshire Blvd., Suite 600, Los Angeles, CA 90024, Attention: Douglas Lane. All candidate referrals are reviewed by at least one current board member.

CONTACT WITH THE BOARD OF DIRECTORS

We welcome comments and questions from our shareholders. Shareholders can direct communications to our Chief Executive Officer, Douglas Lane at Genesis Bioventures, Inc., 10940 Wilshire Blvd., Suite 600, Los Angeles, CA 90024. While we appreciate all comments and questions from shareholders, we may not be able to individually respond to all communications.

Douglas Lane collects and evaluates all shareholder communications. If the communication is directed to the board of directors generally or to a specific board member, Mr. Lane will disseminate the communication to the appropriate party at the next scheduled board meeting unless the communication requires a more urgent response. In that case, Mr. Lane will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Lane will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

RECOMMENDATION

The affirmative vote of a plurality of the votes represented in person or by proxy at the Meeting is required for the election of the proposed nominees to the Board of Directors. The Board of Directors recommends a vote FOR the election of Mr. Douglas Lane,  Mr. Barrett Evans, Mr. Jeffrey Conrad, Mr. Jonathan Atzen,

Mr. Robert Lutz and Mr. Victor Voebel, as Directors, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL TWO

THE RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, JASPERS & HALL, P.C.

RATIFICATION OF JASPERS & HALL, PC.

Although the Board of Directors has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Jaspers & Hall, P.C. as auditors for 2007. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Jaspers & Hall, P.C. as auditors for 2007, the Board of Directors will take that fact into consideration, but may, nevertheless, continue to retain Jaspers & Hall, P.C.

May 21, 2007, the Registrant notified its independent accountants, De Joya Griffith & Company, LLC of its intention to change independent accountants. On June 7, 2007, the Registrant sent its dismissal letter to its independent accountants, De Joya Griffith & Company, LLC, indicating its election to change to Jaspers & Hall, PC for the remaining quarters of 2007 continuing through the year ending December 31, 2007. This is a change in accountants recommended by the Registrant’s Executive Management and approved by the Registrant’s Board of Directors. De Joya Griffith & Company, LLC (formerly De Joya & Company) was engaged by the Registrant on May 12, 2005. During the most recent two fiscal years and during the portion of 2007 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Jaspers & Hall, regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports issued by De Joya Griffith & Company, LLC with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals, except that De Joya Griffith & Company, LLC’s report contained an explanatory paragraph regarding substantial doubt about the Registrant’s ability to continue as a going concern. From May 12, 2005, through June 7, 2007, there were no disagreements between the Registrant and De Joya Griffith & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya Griffith & Company, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by De Joya Griffith & Company, LLC, as the independent accountants of the Registrant.

RECOMMENDATION

The board of directors recommends a vote FOR ratification of the appointment of Jaspers & Hall as auditors for 2007.

 PROPOSAL THREE

TO APPROVE THE COMPANY’S REINCORPORATION FROM NEW YORK TO NEVADA.

REINCORPORATION FROM NEW YORK TO NEVADA

We propose to reincorporate from the State of New York to the State of Nevada. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in the form set forth in Attachment A hereto, to be entered into by and between us and a new Nevada corporation to be named "Genesis Bioventures, Inc. ("Genesis Bioventures Nevada"). If the proposed reincorporation is approved by our Stockholders, we will cause Genesis Bioventures Nevada to be incorporated pursuant to the form of Articles of Incorporation set forth in Attachment B hereto, and will cause the Merger Agreement to be approved and signed by the parties. The Company will also cause Genesis Bioventures Nevada to adopt By-laws in substantially the form as set forth in Attachment C. The Articles of Incorporation and the By-Laws for Genesis Bioventures Nevada have been drafted to substantially reflect the existing Articles of Incorporation and By-Laws of the Company. On June 29, 2007, the Board of Directors of the Company unanimously approved this proposal and approved the form of the Merger Agreement, the form of Articles of Incorporation, and the form of By-Laws.

NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

The reincorporation merger will effect a change in our legal domicile, however, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Genesis Bioventures Nevada. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of common stock will be converted into an equivalent number of shares of common stock of Genesis Bioventures Nevada and such shares will continue to trade on the Over the Counter Bulletin Board under the its stock symbol.

REASONS FOR THE REINCORPORATION

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Nevada is frequently revised and updated to accommodate changing legal and business needs. With our corporate structure, business planning and growth, we think it will be beneficial to us and our shareholders to obtain the benefits of Nevada corporate law.

Nevada courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Nevada corporate laws, with multiple cases concerning areas that no New York court has considered. Because our judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from New York to Nevada also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATON

We have drafted our Bylaws and Articles of Incorporation so that the impact on shareholder rights will be minimal. Other than the proposals presented in this proxy, there will be no material changes in shareholder rights. As a result, the rights and obligations of the common and preferred shares, voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation and By-laws, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way, except that a provision has been added to the By-Laws for the division of the Directors into three classes. If the proposal is adopted by the Stockholders, we will undertake to prepare and cause to be filed such documents as may be necessary to ensure that to the greatest extent possible the existing Articles of Incorporation, Articles of Amendment, Certificates of Designation of Preferred Shares and other statutory documents currently on file with the New York Secretary of State will be duplicated and filed with the Nevada Secretary of State.

"GENESIS BIOVENTURES NEVADA"

Genesis Bioventures Nevada will be incorporated under the name "Genesis Bioventures, Inc." exclusively for the purpose of merging with us. Prior to the reincorporation merger, Genesis Bioventures Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation merger, the rights of the stockholders of Genesis Bioventures Nevada will be governed by Nevada corporate law and the Articles of Incorporation and the By-laws of Genesis Bioventures Nevada. The Nevada Articles of Incorporation and the Nevada By-laws are attached to this proxy statement as Attachments B and C, respectively.

THE MERGER AGREEMENT

The merger agreement provides that we will merge with and into Genesis Bioventures Nevada, with Genesis Bioventures Nevada being the surviving corporation. Pursuant to the merger agreement, Genesis Bioventures Nevada will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Genesis Bioventures Nevada for identical terms of office. Our subsidiaries will become subsidiaries of Genesis Bioventures Nevada.

At the effective time of the reincorporation merger, each outstanding share of Genesis Bioventures New York common stock automatically will be converted into one share of common stock of Genesis Bioventures Nevada. If the proposal for Reincorporation is approved by our Stockholders, the Company may cause the existing stock certificates to be exchanged for new stock certificates of Genesis Bioventures Nevada. If so, our Stock Transfer Agent will handle the exchange process.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

We intend the reincorporation to be a tax-free reorganization under the Internal Revenue Code (the "Code"). Assuming the reincorporation qualifies as a reorganization, the holders of our common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will Genesis Bioventures, Inc. Each holder will have the same basis in our common stock received as a result of the reincorporation as that holder has in the corresponding Genesis Bioventures, Inc. common stock held at the time the reincorporation occurs.

We have discussed solely U.S. federal income tax consequences and have done so only for general information. We did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules (e.g., financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise). We did not address the tax consequences under state, local or foreign laws.

We based our discussion on the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal

Revenue Service regarding the consequences of reincorporation. Future legislation, regulations, administrative rulings or court decisions may alter the consequences we discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

EFFECTIVE TIME

If approved by the requisite vote of the holders of shares of our common stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective as soon as practicable after the Annual Meeting.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and we will continue to be incorporated in New York.

DISSENTERS’ RIGHTS

Pursuant to Section 910 (a)(1)(A)(iii) Shareholders who do not vote in favor of the Reincorporation Proposal do not have the right to obtain payment for their shares in the event we consummate the reincorporation from New York to Nevada.

RECOMMENDATION

The Board of Directors recommends a vote FOR the proposed reincorporation from New York to Nevada, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOUR

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE CORPORATE NAME

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE CORPORATE NAME

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that the Company’s stockholders approve an amendment to Genesis Bioventures, Inc. Amended and Restated Certificate of Incorporation to change its corporate name from “Genesis Bioventures, Inc.” to “Abviva, Inc.” If approved, the change in corporate name will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of New York. The Company currently plans to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from its stockholders.

If this proposal is approved, Article First of the certificate of incorporation will be amended to read in its entirety as follows:

“The name of the corporation is Abviva, Inc. (the “Company”).”

PURPOSE AND RATIONALE FOR THE PROPOSED AMENDMENT

The Board is recommending the approval of the Company name change to reflect the transformation and restructuring that the Company is currently undergoing.  The Board believes that changing the Company’s name will enable the Company to promote favorable national and international awareness of the Company in the minds of consumers, vendors, stockholders and the investment community in a manner consistent with its current restructuring.

EFFECT OF THE PROPOSED AMENDMENT

If approved by stockholders, the change in corporate name will not affect the validity or transferability of any existing stock certificates that bear the name “Genesis Bioventures, Inc.” If the proposed name change is approved, stockholders with certificated shares should continue to hold their existing stock certificates. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Abviva, Inc.”

Currently the Company’s stock is quoted on the Over-the-Counter Bulletin Board under the symbol “GBIW.” If the proposed name change is approved, the stock will trade under the symbol to be selected by the NASDAQ administrators and a new CUSIP number will also be assigned to the common stock following the name change.

If the proposal to change the corporate name is not approved, the proposed amendment to Genesis’ certificate of incorporation will not be made and its corporate name and ticker symbol will remain unchanged.

The form of amendment to the Articles of Incorporation to accomplish the proposed name change is attached to this Proxy Statement as Attachment D. The text of the amendment to the Restated Articles of Incorporation is subject to modification to include such changes as may be required by the laws of the state of domicile and as the Board of Directors deems necessary and advisable to affect the name change.

RECOMMENDATION

The board recommends that you vote for the amendment to the certificate of incorporation to change the corporate name to Abviva, Inc. and your proxy will be so voted unless you specify otherwise.

PROPOSAL FIVE

TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK IN THE RANGE OF 7:1 TO 20:1, AS DETERMINED IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS

OVERVIEW

The Stockholders are being asked to approve a reverse stock split of our outstanding Common Stock in the range of from 7:1 to 20:1 (or more plainly stated, the range would be as low as from seven existing shares to be exchanged for one new share, to as high as twenty existing shares to be exchanged for one new share), as determined in the sole discretion of the Board of Directors. The Board has adopted a resolution (i) declaring the advisability of a reverse stock split in the range of 7:1 to 20:1, subject to Stockholder approval, (ii) in connection therewith, a form of amendment to our Articles of Incorporation to effect such a reverse stock split, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect such a reverse stock split, without further approval or authorization of the Company’s stockholders, at any time on or prior to the date of the 2008 annual stockholder meeting. If the proposed Reverse Split is approved, our Board would have the discretion to elect, as it determines to be in the best interests of the Company and its Stockholders, to affect the Reverse Split at any exchange ratio within the range at any time before our 2008 annual stockholder meeting. The Board may elect not to implement the approved Reverse Split at its sole discretion. The Board believes that approval of the proposal granting this discretion to the Board provides the Board with appropriate flexibility to achieve the purposes of the Reverse Split, if implemented, and to act in the best interests of the Company and its Stockholders.

THE PURPOSE FOR WHICH THE BOARD WOULD EFFECT THE REVERSE SPLIT

In order to attempt to proportionally raise the per share price of our common stock, the Board of Directors believes that it is in the best interests of our stockholders for the Board to obtain the authority to implement a reverse stock split. The Board believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to achieve the desired results of the reverse stock split. If the stockholders approve this proposal, the Board would carry out a reverse stock split only upon the Board’s determination that a reverse stock split would be in the best interests of the stockholders at that time. The Company anticipates that it will need to raise additional equity financing in the near term and believes recapitalization will facilitate favorable terms for investment.  The Board believes the reverse stock split is the preferred means to provide adequate Company stock for equity investment at our stage of development.

To accomplish the Reverse Split, we would file an amendment to the Articles of Incorporation with the appropriate Secretary of State. The form of amendment to the Articles of Incorporation to accomplish the proposed Reverse Split is attached to this Proxy Statement as Attachment D. The text of the amendment to the Restated Articles of Incorporation is subject to modification to include such changes as may be required by the laws of the state of domicile and as the Board of Directors deems necessary and advisable to affect the reverse stock split, including the applicable ratio for the reverse stock split. If the Board elects to implement the Reverse Split, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the selected exchange ratio for the Reverse Split. The number of authorized shares of the Common and Preferred Stock would remain unchanged. The Reverse Split would become effective upon filing the amendment to the Articles of Incorporation with the Secretary of State. No further action on the part of Stockholders would be required to either effect or abandon the Reverse Split. If the Board does not implement the reverse stock split prior to our 2008 annual stockholder meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board reserves its right to elect not to proceed and abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

POTENTIAL EFFECTS OF THE PROPOSED REVERSE SPLIT

The immediate effect of the Reverse Split would be to reduce the number of shares of the outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of any effected Reverse Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse Split or remain at an increased level for any period. Also, there is no assurance that a reverse stock split would not eventually lead to a decrease in the trading price of the Common Stock, that the trading price would remain above the thresholds required by the Over-The-Counter Bulletin Board or that we will be able to continue to meet the other continued listing requirements of the Over-The-Counter Bulletin Board. The trading price of the Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

If we implement the Reverse Split, the number of shares of our Common Stock held by each Stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Split by the selected exchange ratio, and then rounded up to the nearest whole share. The Reverse Split would not affect any Stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as a result of the Reverse Split, as required by the terms of these securities. In particular, proportionate adjustments will be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split. Also, the number of shares reserved for issuance under any existing employee stock option plans would be reduced proportionally based on the selected exchange ratio of the Reverse Split.

OTHER EFFECTS ON OUTSTANDING SHARES

If the Reverse Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Split. Each share of Common Stock issued pursuant to the Reverse Split would be fully paid and non-assessable. The Reverse Split would result in some Stockholders owning "odd-lots" of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

AUTHORIZED SHARES OF COMMON STOCK

The Reverse Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by the Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under our authorized pool of Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the Split is approved could also be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the Stockholders or in which the Stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Reverse Stock Split has been prompted by business and financial considerations, Stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by Company management to deter or prevent a change in control of the Company. The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the Reverse Split, if any, for any such purposes.

PROCEDURE FOR IMPLEMENTING THE PROPOSED REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

If Stockholders approve the proposed amendment to the Certificate of Incorporation, the Board may elect whether or not to declare a Reverse Split at any time before our 2008 annual stockholders meeting. The Reverse Split would be implemented by filing the amendment to the Articles of Incorporation with the appropriate Secretary of State, and the Reverse Split would become effective on the date the filing is accepted by the appropriate Secretary of State.

As of the effective date of the Reverse Split, each certificate representing shares of our Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Split, except that holders of un-exchanged shares would not be entitled to receive any dividends or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date.

If we elect to exchange share certificates, our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. In such event, as soon as practicable after the effective date, Stockholders and holders of securities convertible into our Common Stock would be notified of the effectiveness of the Reverse Split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a Stockholder until such Stockholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

ACCOUNTING CONSEQUENCES

The par value per share of our Common Stock would remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the selected exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

FRACTIONAL SHARES

We will not issue fractional shares in connection with the Reverse Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock to Stockholders who would otherwise be entitled to receive fractional shares of Common Stock following the Reverse Split, any fractional shares which result from the Reverse Split will be rounded up to the next whole share.

NO APPRAISAL RIGHTS

Under New York Business Corporation Law, shareholders are not entitled to appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effect the Reverse Split.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The following is a summary of important U.S. tax considerations of the Reverse Split. It addresses only Stockholders who hold the pre-Reverse Split shares and post-Reverse Split shares as capital assets. It does not purport to be complete and does not address Stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Split. Each stockholder is advised to consult a qualified tax advisor.

The proposed Reverse Split is intended as a "reorganization" within the meaning of Section 368 of the Code. Assuming the Reverse Split qualifies as a reorganization, a Stockholder generally will not recognize gain or loss on the Reverse Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Split shares received will include the holding period of the pre-Reverse Split shares exchanged. The rounding up in respect of fractional shares will not result in a taxable event to a Stockholder; however, there will be an adjustment to the Stockholder’s basis equal to the fractional share times the market value on the date of issuance. No gain or loss will be recognized by us as a result of the Reverse Split.

The amendment to the Articles of Incorporation is attached as Attachment D to this proxy statement. However, this proposal is not dependent on shareholders approving our reincorporation from New York to Nevada. If this Proposal Four is approved by shareholders, but our reincorporation to Nevada is not approved by shareholders, we intend to amend our current Restated Articles of Incorporation filed in New York to reflect the Reverse Split.

RECOMMENDATION

The Board of Directors recommends a vote FOR the proposed amendment to the Articles of Incorporation, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL SIX

APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting stockholder approval of an amendment to the Restated Certificate of Incorporation to increase our authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and subsequent issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as potential dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of New York.

Although, at present, the Board has no other plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; issuing stock dividends; affecting stock splits; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the company’s business or product lines through the acquisition of other businesses, technologies  or products; conversion of debt into equity; and other purposes.

The form of amendment to the Articles of Incorporation to accomplish the proposed increase in the numbers of authorized shares of common stock is attached to this Proxy Statement as Attachment D. The text of the amendment to the Restated Articles of Incorporation is subject to modification to include such changes as may be required by the laws of the state of domicile and as the Board of Directors deems necessary and advisable to affect the increase in the numbers of authorized shares of common stock.

RECOMMENDATION

The board of directors recommends a vote FOR the approval of an increase in the number of authorized shares of common stock.

PROPOSAL SEVEN

AMENDMENT TO THE 2005 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

On July 31, 2007, the Board of Directors, subject to approval of Shareholders, approved the 2007 Consultant Stock Plan ("Plan") to issue up to three million (3,000,000) shares of common stock to consultants hired by the Company to perform consulting services to the Company.

PURPOSE

The purpose of the Plan is to advance the interest of the Company by helping the Company obtain and retain services of persons providing consulting services upon whose judgment, initiative, efforts or services the Company is substantially dependent by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

ADMINISTRATION OF THE PLAN

The Board of Directors of the Company has determined it to be in the best interests of the Corporation and its shareholders to establish a committee for the purpose of administering the Plan in accordance with its terms, which committee shall have the authority to act without approval or confirmation of the Board of Directors (the “Plan Committee”). The Plan may be administered by a committee comprising one (1) or more members of the Board of Directors. The Board of Directors has appointed Douglas C. Lane as the member of the Plan Committee charged with administering the Plan

SHARES OF STOCK SUBJECT TO THE PLAN

The aggregate number of shares that may be issued under the plan is three millions (3,000,000) shares of common stock. This limit may be increased during the term of the Plan only by equitable adjustment following recapitalization, stock splits, stock dividends or any similar adjustments and to the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.

ELIGIBILITY

All non-salaried consultants of the Company are eligible to participate in the Plan.

DURATION OF THE PLAN

This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards..

AMENDMENT TO THE PLAN

The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however, no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

The form of the 2007 Consultant Stock Plan is attached to this Proxy Statement as Attachment E.

RECOMMENDATION

The Board of Directors recommends a vote FOR approval of the 2007 Consultant Stock Plan.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented at our 2007 Annual Meeting of Stockholders must be submitted in accordance with the procedures set forth in Rule 14a-8 under the Exchange Act, proxies solicited by the Board of Directors for such meeting will confer upon the proxy holders discretionary authority to vote on any matter so presented of which we do not have notice as set forth in Rule 14a-8..

OTHER MATTERS

So far as the Company’s management knows, there are no matters to come before the meeting other than those set forth in the Proxy Statement. If any further business is presented to the Annual Meeting, the persons named in the proxies will act accordingly to their best judgment on behalf of the stockholders they represent.

PROXY CARD
GENESIS BIOVENTURES, INC.
Annual Meeting of Stockholders to be held Wednesday, September 12, 2007

The undersigned hereby appoints Douglas Lane and Jeffrey Conrad jointly and severally as Proxy Agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Genesis Bioventures, Inc. a New York Corporation, held of record by the undersigned on August 8, 2007 at the Annual Meeting of Stockholders to be held at the Holiday Inn in Long Beach located at 1133 Atlantic Ave, Long Beach, CA 90813at 9:00 am Pacific Standard Time on September 12, 2007, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposal 1-7 and in the discretion of the Proxy agent as to such other matters as may properly come before the Meeting.

1.	ELECTION OF DIRECTORS:		FOR	WITHHELD	FOR ALL FOR ALL EXCEPT
	Nominees:	Douglas Lane	☐	☐	☐
		Barrett Evans	☐	☐	☐
		Jeffrey Conrad	☐	☐	☐
		Jonathan Azten	☐	☐	☐
		Robert Lutz	☐	☐	☐
		Victor Voebel	☐	☐	☐

2.	The ratification of the selection of the Company’s independent registered public accounting firm, Jaspers and Hall, P.C.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	To Approve the Company’s Reincorporation from New York to Nevada.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	Amendment to the Certificate of Incorporation to Change Corporate Name.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

5.	To Authorize a Reverse Stock Split of the Company’s Common Stock in the Range of 7:1 to 20:1, as Determined in the Sole Discretion of Our Board of Directors.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

6.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 200,000,000.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

7.	To approve 2007 Consultant Stock Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

8. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF

ADDRESS LABEL

Please sign exactly as name appears on stock certificate (as appears on address label affixed hereto). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

	DATED:	____________ , 2007

(Signature of Stockholder)

(Signature if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

ATTACHMENT A

AGREEMENT AND PLAN OF MERGER

       AGREEMENT AND PLAN OF MERGER dated as of ____________________ ("Agreement"), between Genesis Bioventures, Inc., a New York corporation ("Genesis Bioventures New York"), and Genesis Bioventures, Inc., a Nevada corporation ("Genesis Bioventures Nevada").

RECITALS

       Whereas, the Board of Directors of Genesis Bioventures New York has approved a change of legal domicile to the State of Nevada as being in the best interests of the corporation and its shareholders; and

       Whereas, the change of legal domicile through the merger ("Merger") with Genesis Bioventures Nevada will take place under the terms and conditions set forth in this Agreement.

       Now Therefore, in consideration of the respective representations, warranties, covenants and agreements contained in this Agreement, Genesis Bioventures New York and Genesis Bioventures Nevada hereby agree as follows:

ARTICLE I - THE MERGER

1.01 THE MERGER. Upon the terms and subject to the conditions of this Agreement, and in accordance with the relevant provisions of the New York Business Corporation Act ("New York Statute") and the Nevada Business Corporation Act ("Nevada Statute"), respectively, Genesis Bioventures New York will be merged with and into Genesis Bioventures Nevada as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement. Following the Merger, Genesis Bioventures Nevada will continue as the surviving corporation and will continue its existence under the laws of the State of Nevada, and the separate corporate existence of Genesis Bioventures New York will cease.

1.02 EFFECTIVE DATE. As soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement, the Merger will be consummated by filing with the Secretaries of State of the States of New York and Nevada, respectively, Articles of Merger, and any other appropriate documents ("Articles of Merger") in accordance with the New York Statute and the Nevada Statute, respectively. The Merger will become effective at such time as the Articles of Merger are duly filed, or at such later time as specified in the Articles of Merger (the time the Merger becomes effective being the "Effective Date").

1.03 EFFECTS OF THE MERGER. The Merger will have the effects specified in the New York Statute and the Nevada Statute, respectively.

1.04 DIRECTORS AND OFFICERS OF GENESIS BIOVENTURES NEVADA. After the Effective Date, the initial directors and officers of Genesis Bioventures Nevada, as the surviving corporation, will be the following persons:

•

Douglas Lane, Chief Executive Officer and Chairman

•

Barrett Evans, Director

•

Jeffrey Conrad, Secretary and Director

•

Jonathan Atzen, Director

•

Robert Lutz, Director

•

Victor Voebel, Director

Such persons will serve until their successors will have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Genesis Bioventures Nevada’s Certificate of Incorporation and by laws.

ARTICLE II - EXCHANGE OF SHARES

2.01 SHARE EXCHANGE. On the Effective Date by virtue of the Merger, each share of common stock and/or Preferred stock of Genesis Bioventures New York held by the shareholders of Genesis Bioventures New York will be deemed exchanged for corresponding shares of the common stock and/or Preferred stock as the case may be of Genesis Bioventures Nevada. Promptly after the Effective Date, Genesis Bioventures Nevada may issue to each shareholder of Genesis Bioventures New York a certificate representing the common stock and/or preferred stock to be issued to each shareholder and in such event each shareholder of Genesis Bioventures New York will be required to exchange and surrender the certificate representing all of such shareholder’s shares in Genesis Bioventures New York. At the close of business on the day of the Effective date, the stock ledger of Genesis Bioventures New York will be closed.

ARTICLE III - COVENANTS

3.01 FURTHER ACTION. The parties will, subject to the fulfillment at or before the Effective Date of each of the conditions of performance set forth in Section IV herein, perform such further acts and execute such documents as may be reasonably required to effect the Merger.

3.02 MEETING OF SHAREHOLDERS. Genesis Bioventures New York will submit the Merger to its shareholders for their consideration and consent in accordance with the New York Statute and other provisions of applicable law. Genesis Bioventures New York will notify Genesis Bioventures Nevada that the consent of the shareholders has been obtained.

3.03 BEST EFFORTS TO CLOSE. The parties hereto agree to use their best efforts to close the transactions contemplated hereby as soon as practicable after the execution of this Agreement.

ARTICLE IV - CONDITIONS TO CONSUMMATION OF THE MERGER

4.01 CONDITIONS TO EACH PARTY’S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver, where permissible, prior to the Effective Date, of the following conditions:

(a) This Agreement will have been approved by the affirmative vote of the shareholders of Genesis Bioventures New York by the requisite vote in accordance with applicable law;

(b) No statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), will have been enacted, entered, promulgated or enforced by any court or governmental authority which is in effect and has the effect of prohibiting the consummation of the Merger; provided, however, that each of the parties will have used its best efforts to prevent the entry of any injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

ARTICLE V - MISCELLANEOUS

5.01 ASSIGNMENT, BINDING EFFECT; BENEFIT; ENTIRE AGREEMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assign any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreement will be binding upon any party hereto unless made in writing and signed by all parties hereto.

5.02 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision, clause, section or part of this Agreement is so broad as to be unenforceable, the provision, clause, section or part will be interpreted to be only so broad as is enforceable, and all other provisions, clauses, sections or parts of this Agreement which can be effective without such unenforceable provision, clause, section or part will, nevertheless, remain in full force and effect.

5.03 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws.

5.04 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.05 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement each of which may be signed by less than all of the parties hereto, but together all such copies will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized, all as of the day and year first above written.

Genesis Bioventures, Inc. (New York)

By:_______________________
Title: President

Genesis Bioventures, Inc. (Nevada)

By:_______________________
Title: President

ATTACHMENT B

ARTICLES OF INCORPORATION

GENESIS BIOVENTURES, INC.
(The "Corporation")

The undersigned incorporator does hereby file these Articles of Incorporation of a Private Corporation pursuant to Title Seven of the Nevada Revised Statutes as follows:

FIRST: The name of the corporation is GENESIS BIOVENTURES, INC.

SECOND: The name of the initial registered agent and registered office is: Incorporate Express, 3960 Howard Hughes Pkwy., 5th Floor, Las Vegas, NV. 89109.

THIRD: The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Nevada. In addition, the corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The corporation may conduct part or all of its business in any part of Nevada, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

FOURTH: The aggregate number of shares that the corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all as described below.

A.     Common Stock. The aggregate number of common shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares, each with a stated Par Value of $0.001 per share, which shares shall be designated "Common Stock." Subject to all the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

(a) dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;

(b) the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Cumulative voting shall not be permitted in the election of directors or otherwise.

(c) on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

B.     Preferred Stock. The aggregate number of preferred shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares, each with a stated Par Value of $0.001 per share, which shares shall be designated "Preferred Stock." Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the un-issued shares of

Preferred Stock not then allocated to any series of Preferred Stock, for a series of the Preferred Stock. Each such series shall have distinctive serial designations. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the voting powers, full or limited, or no voting powers, and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as provided by Nevada law. Before issuing any shares of a class or series, the corporation shall deliver to the secretary of state for filing articles of amendment to these articles of incorporation that set forth information required by Nevada law, including but not limited to, the designations, preferences, limitations, and relative rights of the class or series of shares.

I.

The creation of a series of preferred stock to be designated Class A Convertible Preferred Stock (the “Class A Stock”), to consist of 2,000,000 shares of which the preferences and relative and other rights, and the qualifications, limitations, or restrictions thereof are as follows:

(1)

Certain Definitions

Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

Common Stock.    The term “Common Stock” shall mean all shares now or hereafter authorized of any class of Common Stock, par value $.0001 per share of the Corporation, and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

Conversion Date.   The term “Conversion Date” shall have the meaning set forth in subparagraph 4(b) below.

Conversion Rate.    The term “Conversion Rate” shall have the meaning set forth in paragraph 4(b) below.

Conversion Rate Adjustment.

  The term “Conversion Rate Adjustment” shall have the meaning set forth in subparagraph 4(c) below.

Conversion Shares.

The shares of Common Stock issued or issuable to the holders of the Class A Stock upon conversion thereof in accordance with the terms hereof.

Dividend Date.   When and if a dividend is declared by the Board of Directors, the date set by the Board to determine the stockholders of the Corporation entitled to payment will be the “Dividend Date.”

Issue Price.   The term “Issue Price” shall mean $3.00 per share of Class A Stock.

Issue Date:   The Term “Issue Date” shall mean the date that shares of Class A Stock are first issued by the Corporation.

Junior Stock.   The term “Junior Stock” shall mean any class or series of capital stock of the Corporation, including the Common Stock, ranking junior to the Class A Stock in respect of the right to receive dividends, and for the purposes of paragraph below, any class or series of capital stock of the Corporation, including the Common Stock, ranking junior to the Class A stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

Liquidation Preference.   The term “Liquidation Preference” shall have the meaning as set forth in paragraph (3) hereof.

Record Date.

The term “Record Date” means the date set by the Board of Directors to determine the stockholders of the Corporation entitled to attend and vote at any meeting of stockholders or upon written consent.

Redemption Date.   The term “Redemption Date” shall have the meaning as set forth in subparagraph 4(a) hereof.

Redemption Price.  The term “Redemption Price” shall have the meaning as set forth in subparagraph 4(a) hereof.

Senior Stock.

The term “Senior Stock” shall mean any class or series of stock of the Corporation ranking senior to the Class A Stock in respect of the right to receive dividends and any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Class A Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

Subsidiary.   The Term “Subsidiary” shall mean any Corporation of which shares of stock possessing at least a majority of the general voting power in electing the board of directors, are at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

(2)

Dividends

Each share of Class A Stock shall be entitled to receive out of any funds legally available non-cumulative dividends at a rate of 6% per annum when as and if declared by the Board. Such dividends shall be prior and in preference to any payment of a dividend on the Common Stock each calendar year.

(3)

Distributions Upon Liquidation, Dissolutions or Winding Up.

Liquidation Preference.  In the event of any liquidation, dissolution or winding up of the Corporation, a merger or consolidation of the Corporation in which its shareholders do not retain a majority of the voting power in the surviving corporation, or a sale of all or substantially all of the Corporation’s assets, the holders of the Class A Stock will be entitled to receive an amount equal to the issue price of $3.00 per share plus an amount equal to all declared but unpaid dividends thereon (the “Preference Amount”).  After the full liquidation preference on all outstanding shares of the Class A Stock has been paid, any remaining funds and assets of the Corporation legally available for distribution to shareholders will be distributed pro rata among the holders of the Class A Stock and the Common Stock on an “as-if-converted” basis.  The liquidation of rights and preferences of the Class A stock shall be senior to those of the common Stock.

If the Corporation has insufficient assets to permit payment of the Preference Amount in full to all the Class A Stockholders, the assets of the Corporation will be distributed ratably to the holders of the Class A Stock in proportion to the Preference Amount each such holder would otherwise be entitled to receive.

(4)

Conversion Rights

(a)

 Redemption.

Subject to any legal restriction on the Corporation’s redemption of shares, the Corporation has full rights to redeem all of the outstanding Class A Stock at any time.  The redemption price for each shares of the Class A Stock will be 100% of the issue price of $3.00 per share plus all declared but unpaid dividends thereon to the date of redemption.  If on the redemption date the number of shares of the Class A Stock that may then be legally redeemed by the Corporation is less than the number of such shares to be redeemed, the Corporation shall redeem all shares that may be legally redeemed.  The shares which may not be legally redeemed at that time shall be carried forward and redeemed as soon as the corporation has legally available funds to do so.

(b)

Conversion Rights.   The holders of the Class A stock shall have the right to convert its Class A Stock into shares of Common Stock at any time after the passing of one year subsequent to the date of the holder’s subscription agreement.  The Conversion Rate shall be one share of Class A Stock for one share of Common Stock.  All rights incident to a share of Class A stock will terminate automatically upon any conversion of such are into common stock.

(c)

Conversion Rate Adjustments.   The Conversion Rate of the Class A Stock shall be subject to adjustment from time to time pursuant to this section.

(i)

If the Corporation, at any time or from time to time after the date of the first issuance of the Class A Stock (the “Initial Purchase Date”) shall issue any Additional Stock (as defined below) for a consideration less than the market price of the Common Stock in effect immediately prior to the issuance of such Additional Stock., that Conversion Rate shall be adjusted by multiplying the Conversion rate by the following fraction:

(1)

The numeration shall be the per share price of the shares of additional Stock so issued.

(2)

The denominator shall be the market price of a Common stock immediately prior to the issuance of such additional stock.

(ii)

 In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(iii)

In the case of the issuance, whether before, on, or after the Initial Purchase Date, of options to purchase rights to subscribe for common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options, to purchase or rights to subscribe for such convertible exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

(1)

The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price in such options or rights for the Common Stock covered thereby.

(2)

The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation of any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsection (4)(c)(ii).

(3)

In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities including, but not limit to, a change resulting from the antidilution provisions thereof, the Conversion Rate of the Class A stock obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights of the conversion or exchange of such securities.

(4)

Upon the expiration of such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities of the Conversion Rate of the Class A stock obtained with respect to the adjustment which was made upon the issuance of such options, rights, or securities or options or rights related to such securities and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.  Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange the expiration of any options or rights related to such Convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be issued.

(iv)

“Additional Stock” shall mean any shares of Common stock issued (or deemed to have been issued pursuant to subsection 4(c)(iii) by the Corporation on or after the Initial Purchase Date other than shares of Common Stock issued or issuable as follows:

(5)

pursuant to a transaction described in subsection (4)(c)(v) below;

(6)

to officers, directors, employees and consultants of the Corporation directly pursuant to benefit plans approved by the shareholders and/or directors of the Corporation; or

(7)

upon conversion of the Class A Stock.

(v)

In the event the Corporation should at any time or from time to time after the Initial Purchase Date fix a record date of the effectuation of a forward split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable an additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive directly or indirectly, addition shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable on a conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution split or subdivision if no record date is fixed), the Conversion Rate of the Class A Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of outstanding shares determined in accordance with subsection (4)(c)(iii).

(vi)

If the number of shares of Common Stock outstanding at any time after the initial Purchase Date is decreased by a combination of the outstanding shares of the Common Stock, then, following the record date of such combination, the Conversion Rate for the Class A Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share shall be decreased in proportion to such decrease in proportion to such decrease in outstanding shares.

(5)

 Other Distributions.

In the event the Corporation shall declare a distribution payable in securities of entities, evidences of indebtedness issued by the Corporation or other entities, assets (excluding cash dividends) or options, or rights, then, in each such case for the purpose of this subsection (5) the holders of the Class A Stock shall be entitled to a proportionate shares of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their share of the Class A Stock are convertible as of the record date fixed for the determination of the holders of common Stock of the corporation entitled to receive such distribution.

(6)

   Recapitalizations.

If at any time or from time to time there shall be recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction) provided for elsewhere herein, provision shall be made so that the holders of the Class A Stock shall thereafter be to receive upon conversion of the Class A Stock the number of shares of stock or other securities or property of the corporation or otherwise, to which a holder of Common Stock deliverable up conversion would have been entitled on such recapitalization.  In any such case,  appropriate adjustment shall be made in the application of the provisions herein with respect to the rights of the holders of the Class A Stock after the recapitalization to the end that the provisions of this Agreement (including adjustment of the Conversion Rate then in the effect and the number of shares purchasable upon conversion of the Class A Stock) shall be applicable after that event as nearly equivalent may be practicable.

(7)    No Impairment.

The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class A Stock against impairment.

(8)

No Fractional Shares and Certificates as to Adjustments.

(a)

     No fractional shares shall be issued upon conversion of the Class A Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share.

(b)

Upon the occurrence of each adjustment or readjustment of any Conversion Rate of any of the Class A Stock pursuant to this Section, the corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and, upon the written request at any time to a holder of Class A Stock furnish to each holder of the Class A Stock a statement setting forth such adjustment or readjustment and showing and detail the facts upon which such adjustment or readjustment is based.

(9)

Notices of Record Date.   In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or to receive any other right, the Corporation shall mail to each holder of the Class A Stock, at least 20 days prior to the date specified therein a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right.

(10)

Reservation of Stock

Issuable Upon Conversion. For the purpose of effecting the conversion of the shares of the Class A Stock the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of its shares of Common Stock shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Stock; and if any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Stock, in addition to such other remedies as shall be available to the holder of such Class A Stock, the Company will take such corporate action, as may in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(11)

Notices.   Any notice required by the provisions of this Section to be given to the holders of shares of the Class A Stock shall be deemed given if deposited in the United States mail postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company,

(12)

Voting Rights.

  Each share of the Class A Stock carries a number of votes equal to the number of shares of Common Stock then issuable upon its conversion into Common Stock.   The Class A stock will generally vote together with the Common Stock and not as a separate class, except as provided below.  In no instance shall the preferred shareholders be entitled to vote for directors of the Corporation or on any sale, stock issuance or the like with a combined vote of more than 49%.

(13)

Protective Provisions. Consent of the holders of a majority of the outstanding Class A Stock shall be required for (i) any amendment or change of the of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Class A Stock;  (ii) any action that authorizes, creates or issues shares of any class of stock having preferences superior to or on a parity with the Class A Stock; (iii) any action that reclassifies any outstanding shares into shares having preferences or priority as to dividends or assets to senior to or on a parity with the preference of the Class A Stock; (iv) any amendment of the Company’s Articles of Incorporation that adversely affect the rights of the Class A Stock; (v) any merger or consolidation of the company with one or more other corporations in which the shareholders of the Company immediately prior to such merger or consolidation hold, immediately after such merger or consolidation, stock representing less than a majority of the voting power of the outstanding stock of the surviving corporation; (vi) the sale of all or substantially all the Corporation’s assets; (vii) the liquidation or dissolution of the Corporation; (viii) the declaration or payment of any dividend on the Common Stock (other than a dividend payable solely in shares of Common Stock).

(14)

Information Rights. So long as shares of the Class A Stock are outstanding, the Corporation shall upon written request annual financial statements to the holders of Common Stock, the Class A Stock carries requesting the same, within 90 days after the end of each fiscal year, and (ii) unaudited quarterly financial statements within 45 day of the end of each fiscal quarter..

(15)

Registration Rights.

(a)     Demand Rights.  If the holders of at least 50% of the Registerable Securities (as defined below) then outstanding request that the Corporation file a registration statement covering the public sale of Registerable Securities then the Corporation will use its best efforts to cause such shares to be registered under the Securities Act  (the “1933 ACT”), provided that the Corporation shall have the right to delay such a demand registration under certain circumstances for a period not in excess of 360 days.  The term “Registerable Securities: will include the Common Stock issuable on conversion of the Class A Stock to be sold in this financing.

(b)

PiggyBack Rights.  The holder of the Registerable Securities shall be entitled to “piggyback” registration rights on all 1933 Act registrations of the Corporation on any demand registration (except for the registrations relating to employee benefit plans and any registration statement on Form S-4; Form S-8 or any successor form) subject, however, to the right of the Corporation to reduce the number of shares proposed to be registered pro rata in view of market conditions.  However, such reductions shall be restricted so that; (i) all shares held by Corporation employees, officers and directors which are not Registerable Securities shall be excluded from the registration before any Registerable Securities are so excluded and; (ii) the number of Registerable Securities required to be included in such registration shall not be less than 25% of the shares of Registerable Securities requested to be included in the registration.

(c)

 S-3 Rights.

Investors shall be entitled to a one-time registration of an unlimited number of shares on Form S-3 (if available to the Corporation) unless: (i) the Corporation certifies that it is not in the Corporation’s best interest to file such Form S-3, in which event, the Corporation may defer the filing for up to 180 days once during any 12 month period, or (ii) the Corporation has already effected registration on Form S-3 during the preceding 12 months.

(d)

Expenses.   The Corporation shall bear the registration and filing expenses (exclusive of underwriting discounts and commissions and including fees of one counsel for the selling shareholders) of all such demand piggyback and S-3 registrations.

(e)

 Transfer of Rights.   The registration of rights may be transferred.

(f)

 Other Provisions.   Other Provisions shall be included with respect to registration rights as reasonable, including cross-indemnification.

C.     Voting. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders one-third of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

FIFTH: The initial board of directors shall consist of six (6) members whose name and address are as follows:

Douglas Lane

Barrett Evans

Jeffrey Conrad

Jonathan Atzen

Robert Lutz

Victor Voebel

All of whose address is 10940 Wilshire Blvd., Suite 600 Los Angeles, Ca 90024.

The number of directors of the corporation shall be fixed from time to time by the Board of Directors, within a range of no less than one or no more than five. A Director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Nevada or a shareholder of the corporation.

SIXTH: The incorporator of the corporation is Jeffrey Conrad, Esq., 10940 Wilshire Blvd., Suite 600 Los Angeles, Ca 90024.

SEVENTH: The Corporation shall establish and maintain one or more offices as may be appropriate from time to time and as required under the laws of the state of Nevada.

EIGHTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

       (a) Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (ii) a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the corporation’s board of directors or of the committee of the board of directors which authorized, approves or ratifies a conflicting interest transaction, or solely because the director’s vote is counted for such purpose if: (A) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director’s relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) a conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

(b) Loans and Guaranties for the Benefit of Directors. Neither the board of directors nor any committee thereof shall authorize a loan by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph (b) are in addition to, and not in substitution for, the provisions of paragraph (a) of Article EIGHTH.

       (c) Indemnification. The corporation shall indemnify, to the maximum extent permitted by law, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expenses arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of the corporation or because he was a director, officer, agent, fiduciary or employee of the corporation or because he is or was serving another entity as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation’s request. The corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.

       (d) Limitation on Director’s Liability. No director of this corporation shall have any personal liability for monetary damages to the corporation or its shareholders for breach of his fiduciary duty as a director, except that this provision shall not eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for: (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; or (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; Nothing contained herein will be construed to deprive any director of his right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

The undersigned incorporator does hereby certify the foregoing as a true and accurate statement of the Articles of Incorporation of the Corporation.

Dated: _________________________

By:____________________________
     Jeffrey Conrad, Esq., Incorporator

ATTACHMENT C

BY-LAWS

GENESIS BIOVENTURES, INC.
(The "Corporation")

ARTICLE I - Offices

The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Nevada.

The corporation may have such other offices, either within or outside Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

The registered office of the corporation required by the Nevada Business Corporation Act to be maintained in Nevada may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

ARTICLE II - Shareholders

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held each year on a date and at a time fixed by the board of directors of the corporation (or by the president in the absence of action by the board of directors), beginning with the year 2005, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

A shareholder may apply to the district court in the county in Nevada where the corporation’s principal office is located or, if the corporation has no principal office in Nevada, to the district court of the county in which the corporation’s registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within six months after the close of the corporation’s most recently ended fiscal year or fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to the Nevada Revised Statutes, or the special meeting was not held in accordance with the notice.

Section 2. Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the president or by the board of directors. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting..

Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Nevada, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Nevada, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days’ notice shall be given, or (ii) any other longer notice period is required by the Nevada Business Corporation Act. Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation’s shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, or (v) any other purpose for which a statement of purpose is required by the Nevada Business Corporation Act. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his address as it appears in the corporation’s current record of shareholders, with postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date received by the shareholder. If requested by the person or persons lawfully calling such meeting, the corporation shall give notice thereof at corporation expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder’s mailing address as shown on the corporation’s books and records.

When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

Section 5. Fixing of Record Date. For the purposes of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, or (ii) demand a special meeting, or to make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the date on which notice of the meeting is mailed to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this Section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

Section 6. Voting Lists. The secretary shall make, at the earlier of ten days before each meeting of shareholders or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or to vote at any meeting of shareholders.

Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided (i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder’s interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (iv) the records are directly connected with the described purpose and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting; (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee’s use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

Section 8. Quorum and Manner of Acting. One-third of the votes entitled to be cast on a matter by a voting group shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

Revocation of a proxy does not affect the right of the corporation to accept the proxy’s authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders’ meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

Subject to Section 11 and any express limitation on the proxy’s authority appearing on the appointment form, the corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.

Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation and by the resolution of the board of directors authorizing the issuance of the shares of any particular class, as permitted by the Nevada Business Corporation Act. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of shares of common stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

Section 11. Corporation’s Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

 (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;
(ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

(v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

(vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation. Such consent shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in the document. Action taken under this Section 12 is effective as of the date the last writing necessary to effect this action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. If any shareholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation receives a writing upon which the action is taken.

Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder’s prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action.

Section 13. Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders’ meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE III - Board of Directors

Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of its board of directors, except as otherwise provided in the Nevada Business Corporation Act or the articles of incorporation.

Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall not be less than three nor more than nine, unless a lesser number is allowed by law.  Directors shall be elected at each annual meeting of shareholders.  Each director shall hold office until the next annual meeting of shareholders and thereafter until his or her successor shall have been elected and qualified.

Directors shall be removed in the manner provided by the Nevada Business Corporation Act.

Section 3. Vacancies. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation’s acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual shareholder’s meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director’s predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.

Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Nevada, for the holding of additional regular meetings without other notice.

Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or chief executive officer, or any director. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Nevada, as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the board of directors has so authorized.

Section 6. Notice. Notice of any special meeting shall be given at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) three days after such notice is deposited in the United States mail, properly addressed, with postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegram, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, a director’s attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Section 2 or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors. If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, for a period not to exceed sixty days at any one adjournment.

Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. No director may vote or act by proxy at any meeting of directors.

Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

Section 11. Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Nevada Business Corporation Act to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Nevada Business Corporation Act.

Sections 4, 5, 6, 7, 8 and 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 11.

Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standards of care set forth in Article III, Section 14 of these bylaws.

Section 12. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective date, action taken under this Section 12 is effective at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or secretary of the corporation.

Section 13. Telephonic Meetings. The board of directors may permit any director (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

Section 14. Standard of Care. A director shall perform his duties as a director, including, without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person’s professional or expert competence, or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

ARTICLE IV - Officers and Agents

Section 1. General. The officers of the corporation shall be as determined by the board of directors from time to time, and may include a president, one or more vice presidents, a secretary, a treasurer, and such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as the board may consider necessary. Each officer shall be a natural person eighteen years of age or older. The board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their term of office, their authority and duties and their compensation. One person may hold more than one office. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws, or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president of the corporation.

Section 2. Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors at each annual meeting of the board held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointment shall be made as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3.

Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer’s term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

Section 5. President. Subject to the direction and supervision of the board of directors, and unless otherwise determined by the board of directors in its designation of officers from time to time, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership or said stock, subject to the instructions, if any, of the board of directors. The president shall have custody of the treasurer’s bond, if any.

Section 6. Vice Presidents. Any vice presidents designated by the board of directors as officers of the corporation shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

Section 7. Secretary. In the event a secretary is designated by the board of directors as an officer of the corporation, the secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation’s registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by each shareholder, unless such a record shall be kept at the office of the corporation’s transfer agent or registrar, (v) maintain at the corporation’s principal office the originals or copies of the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the name and business addresses of the current directors and officers, a copy of the corporation’s most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation’s assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (vii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

Section 8. Treasurer. In the event a treasurer is designated by the board of directors as an officer of the corporation, the treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation’s funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Nevada Business Corporation Act, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

ARTICLE V - Stock

Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by one or more persons designated by the board of directors. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form and shall contain such information consistent with law as shall be prescribed by the board of directors. If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Nevada Business Corporation Act.

Section 2. Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, "promissory note"

means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and at the place designated by the board of directors. Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters’ rights to the extent provided in the Nevada Business Corporation Act, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

ARTICLE VI - Indemnification of Certain Persons

Section 1. Indemnification. For purposes of Article VI, a "Proper Person" means any person who was or is a party or is threatened to be made a party to any threatened, pending, or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including any attorneys’ fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation’s best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. A Proper Person will be deemed to be acting in his official capacity while acting as a director, officer, employee or agent on behalf of this corporation and not while acting on this corporation’s behalf for some other entity.

No indemnification shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this Section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys’ fees, incurred in connection with the proceeding.

Section 2. Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VI against expenses (including attorneys’ fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

Section 3. Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.

Section 4. Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article or where indemnification is ordered by a court in Section 5, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4, or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action) or (ii) a vote of the shareholders.

Section 5. Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article, including indemnification for reasonable expenses incurred to obtain court- ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 6. Advance of Expenses. Reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding as described in Section 1 may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person’s good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person’s behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 3 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

Section 7. Witness Expenses. The sections of this Article VI do not limit the corporation’s authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been a named defendant or respondent in the proceeding.

Section 8. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

ARTICLE VII - Provision of Insurance

By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company or other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Nevada or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

ARTICLE VIII - Miscellaneous

Section 1. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words, "Seal, Nevada."

Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted by the Nevada Business Corporation Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

Section 4. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

Section 5. Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation’s articles of incorporation or applicable law, the latter shall control.

Section 6. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Nevada Business Corporation Act.

THE FOREGOING BYLAWS, constitute the bylaws of Genesis Bioventures Inc., adopted by the board of directors of the corporation as of _________________, 2007.

By:__________________________
Title:

ATTACHMENT D

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

GENESIS BIOVENTURES, INC.

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of Genesis Bioventures, Inc., a ________ Corporation (the "Corporation"), being the surviving entity of a Merger between the Corporation and a New York corporation of the same name (“GBI New York”) which merger was duly authorized and approved and which became effective as of __________________. Under the terms of the Merger, all existing corporate action, identity and authority of GBI New York was transferred and merged into the Corporation.

TWO: That, at a meeting of the Board of Directors held on June 29, 2007 which was approved by a subsequent stockholders’ vote, the Corporation resolved to amend its Articles of Incorporation (such action being the action of the Corporation by virtue of the Merger), as follows:

IT IS RESOLVED, that the Articles of Incorporation are hereby amended to read as follows:

FIRST: “The name of the corporation is Abviva, Inc. (the “Company”).”

FOURTH: A.

Common Stock.  The aggregate number of common shares which the Corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares, each with a stated Par Value of $0.001 per share, which shares shall be designated "Common Stock." Subject to all the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

(a) dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;

(b) the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Cumulative voting shall not be permitted in the election of directors or otherwise.

(c) on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up, and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

NINTH: That the Board of Directors be authorized, without further approval of the shareholders, to take all steps necessary to effect, or in its discretion not to effect, a reverse split of the Common Stock of the Corporation on the basis of a ratio within the range of seven to twenty PRE-SPLIT shares for every one POST-SPLIT share of Common Stock, with the ratio to be selected and implemented by the Corporation’s Board of Directors in its sole discretion (the "Reverse Split"), and further that the Board of Director be authorized to take all others actions necessary and appropriate to effect such Reverse Split if so required.

THREE: These Amendments were approved by the required vote of stockholders in accordance with the Corporation’s law of the state of Nevada. The total number of outstanding shares of each class entitled to vote for the amendment was _______________. The number of shares of each class voting for the amendment equaled or exceeded the vote required, that being over fifty (50%) percent. The amendment was approved by a vote of __________ shares, or _______% of all shares entitled to vote.

Dated: __________________

We the undersigned, hereby declare under penalty of perjury, in accordance with the laws of the state of Nevada, that we are the President and Secretary of the above-referenced Corporation, that we executed this Certificate of Amendment to the Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

By: __________________________
Title:

By: __________________________
Title:

ATTACHMENT E

GENESIS BIOVENTURES, INC.

2007 CONSULTANT STOCK PLAN

As Adopted July 31, 2007

PURPOSE OF PLAN

WHEREAS, the purpose of this 2007 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

TERMS AND CONDITIONS OF PLAN

1.

DEFINITIONS.

Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

(a) Affiliate - The term "Affiliate" is defined as any person controlling the

Company, controlled by the Company, or under common control with the Company.

(b) Award - The term "Award" is collectively and severally defined as any

Award Shares granted under this Plan.

(c) Award Shares - The term "Award Shares" is defined as shares of

Common Stock granted by the Plan Committee in accordance with Section 5 of this Plan.

(d) Board - The term "Board" is defined as the Board of Directors of the

Company, as such body may be reconstituted from time to time.

(e) Common Stock - The term "Common Stock" is defined as the Company's common stock reserved for issuance under this Plan.

(f) Company - The term "Company" is defined as Genesis Bioventures, Inc., a New York corporation.

(g) Disposed - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

(h) Eligible Person - The term "Eligible Person" means any Person who, at a particular time, is an employee, officer, director, consultant, independent contractor, advisor, or other service provider of the Company or any Parent or Subsidiary of the Company; provided that such services are not in connection with the offer and sale of securities in a capital-raising transaction.

(i) Fair Market Value - The term "Fair Market Value" means the fair market value as of the applicable valuation date of the Award Shares, or other shares of Common Stock, as the case may be (the "Subject Shares"), to be valued as determined by the Plan Committee in its good faith judgment, but in no event shall the Fair Market Value be less than the par value of the Subject Shares.

(j) Person - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

(k) Plan - The term "Plan" is defined as this 2007 Consultant Stock Plan.

(l) Plan Committee - The term "Plan Committee" is defined as that

Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Plan Committee will refer to the Board during such times as no Plan Committee is appointed by the Board.

(m) Recipient - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

(n) Securities Act - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

2.

TERM OF PLAN.

This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

3.

PLAN ADMINISTRATION.

(a)

Plan Committee.

(i)

The Plan shall be administered and interpreted by a committee consisting of one (1) or more members of the Board; provided, however, no member of the Board may serve as a member of the Plan Committee if such person serves or served as a member of the plan committee with respect to any plan (other than this Plan) of the Company or its Affiliates which plan was or is established to comply with the provisions of Rule 16b-3(c)(2)(i) to the Securities and Exchange Act of 1934, as amended (i.e., pertaining to the establishment of so-called "Section 16b-3 Plans"), and, by reason of such person's proposed service as a member of the Plan Committee, such person would not be considered a "disinterested" person within the meaning of said Rule with respect to such other plan.

(ii)

Members of the Plan Committee may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The

Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a written consent signed by all of the members of the Plan Committee.

(iii)

If the Board, in its discretion, does not appoint a Plan Committee, the Board itself will administer and interpret the Plan and take such other actions as the Plan Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Articles of Incorporation and bylaws of the Company generally.

(b)

Eligibility of Plan Committee Members to Receive Awards. While serving on the Plan Committee, such members shall not be eligible for selection as Eligible Persons to whom an Award may be granted under the Plan.

(c)

Power to Make Awards. The Plan Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Articles of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

(i)

Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

(ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

(iii) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

(iv) Delegate all or a portion of its authority under subsections (i) and (ii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number of shares of Common Stock that may be awarded) as the Plan Committee may decide to impose on such delegate directors.

In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the recipient's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

(d)

Interpretation Of Plan. The Plan Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Plan Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Plan Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

(e)

Compensation; Advisors. Members of the Plan Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the

Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Plan Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

4.

STOCK POOL.

(a)

Maximum Number of Shares Authorized Under Plan. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 3,000,000 shares of Common Stock (the "Stock Pool").

(b)

Date of Award. The date an Award is granted shall mean the date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

5.

AWARD SHARES.

(a)

Grant. The Plan Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Plan Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

(b)

Purchase Price and Manner of Payment. The Plan Committee, in its sole discretion, may grant Award Shares in any of the following instances:

(i)

as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; or

(ii)

as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services).

6.

ADJUSTMENTS.

(a)

Subdivision or Stock Dividend. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

(b)

Adjustments Determined in Sole Discretion of Board. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.

7.

 EMPLOYMENT STATUS.

In no event shall the granting of an Award be construed as granting a continued right of employment to a Recipient if such Person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such Person, at any time, with or without cause, except to the extent that such Person and the Company have agreed otherwise in writing.

8.

AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

(a)

Amendment, Modification or Termination of Plan. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

(b)

Compliance with Laws. The Plan Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to: (i) comply with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements.

* * * * *